SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 27, 2001




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-31989               54-1987541
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      (State or other              (Commission File No.)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

Item 1.  Changes in Control of the Registrant
         -------------------------------------

         (a) On December 27, 2001, Convera Corporation ("Convera"), in a privately negotiated transaction, purchased 2,792,962 shares of Convera's voting Class A common stock and 12,207,038 shares of Convera's non-voting Class B common stock from Intel Corporation ("Intel") for $42 million, or $2.80 per share (the "Intel Purchase"). Simultaneously with the Intel Purchase, Allen Holding Inc. ("AHI"), in a privately negotiated transaction, purchased on behalf of itself and certain of its directors, officers and affiliates 12,156,422 shares of Convera Class A common stock from Intel for $34,037.981.60, or $2.80 per share (the "AHI Purchase," and together with the Intel Purchase, the "Purchases"). AHI and such directors, officers and affiliates used funds from working capital or personal funds, as the case may be, to make the AHI Purchase. Prior to the Purchases, Intel owned approximately 48.6% of the outstanding Class A shares and approximately 63.2% of the outstanding Class A and Class B shares, on a combined basis. Immediately following the Purchases, AHI, together with its President and Chief Executive Officer, Mr. Herbert A. Allen, and its 100% owned subsidiary Allen & Company Incorporated ("ACI"), beneficially owned approximately 55.2% of the outstanding shares of Convera Class A common stock, and Intel no longer owned any shares of Convera common stock. Mr. Herbert A. Allen, the President and Chief Executive Officer of AHI and ACI and Mr. Stephen
D. Greenberg, an employee of ACI, are directors of Convera. As a result of the Purchases, no shares of Convera's non-voting Class B common stock remain outstanding.

         (b) Other than the matters described in paragraph (a) above, Convera is not aware of any other arrangements, the operation of which may at a subsequent date result in a change of control of Convera.

         Convera also issued a press release on December 27, 2001 in connection with the Purchases. The Press Release is attached hereto as Exhibit 99.1

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     CONVERA CORPORATION


                                     By: /s/ Patrick C. Condo
                                     -------------------------------------
                                     Patrick C. Condo
                                     President and Chief Executive Officer



Date:  January 7, 2002

                                                                   EXHIBIT 99.1


Convera and Allen & Company Affiliate Acquire From Intel Corporation All Shares of Convera Corporation Common Stock Owned by Intel VIENNA, Va.--(BUSINESS
WIRE)--Dec. 27, 2001--Convera Corporation (Nasdaq:CNVR - news), a leading provider of information infrastructure software products that enable enterprises and government agencies to access, organize and utilize unstructured information, announced today that it has purchased a total of 15,000,000 shares of Convera Corporation Common Stock, consisting of 2,792,962 shares of Class A Common Stock and 12,207,038 shares of Class B Common Stock, from Intel Corporation in return for $42 million, or $2.80 per share.

In a separate transaction today, Allen Holding Incorporated, the parent company of Allen & Company Incorporated, a leading investment banking firm and market maker in Convera stock, purchased 12,156,422 shares of Convera Corporation Class A Common Stock for approximately $34 million, or $2.80 per share, which represent all of the remaining shares of Convera Corporation Common Stock owned by Intel Corporation.

Herbert A. Allen, president of Allen Holding Incorporated and Allen & Company, Incorporated, is a director of Convera Corporation.

Convera and Allen Holding Incorporated purchased the stock from Intel in privately negotiated transactions on December 27, 2001 in lieu of Intel exercising its rights to register its shares under the Securities Act of 1933. Intel Corporation received its shares in Convera Corporation under the merger agreement that formed Convera in December 2000.

The transaction does not affect discussions Intel and Convera may have regarding possible uses of Convera technologies, nor does it impact Intel's status as a significant Convera customer.


About Convera

Convera is a leading provider of software products that access, organize and utilize enterprise data, whether text, video, audio or image files.

Convera's advanced technologies and products enable organizations to optimize the value of all their content, establishing an information infrastructure that effortlessly scales to provide large numbers of users with fast, accurate, web-enabled access to all relevant information for a broad range of business critical applications including enterprise portals, knowledge management, customer relationship management and many more.
Convera serves over 750 customers in 29 countries from its offices throughout the U.S. and Europe. For more information, contact Convera at 800/788-7758, via e-mail at info@convera.com or on the Web at www.convera.com.

This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events.

The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports.

Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov.

Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements. Convera(TM), the Convera design logo, RetrievalWare(R), and Screening Room(R) are worldwide trademarks of Convera Corporation or its wholly owned subsidiary, Convera Technologies, Inc. All other marks contained herein are trademarks of third parties.

Contact:
     Convera
     Investor Relations Contact:
     Dan Agan, 703/761-3700
     dagan@convera.com
        or
     Media Contact:
     John Murray, 703/761-3700
     jmurray@convera.com